Consent of Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated February 8, 2001 with respect to the consolidated financial statements of IDS Life Insurance Company and to the use of our report dated March 23, 2001 with respect to the financial statements of IDS Life Variable Account 10 (comprised of subaccounts BC1, BC2, BD1, BD2, CR1, CR2, CM1, CM2, DE1, DE2, EM1, EM2, EI1, EI2, FI1, FI2, GB1, GB2, GR1, GR2, IE1, IE2, MF1, MF2, ND1, ND2, IV1, IV2, SC1, SC2, SA1, SA2, 1SR, 2SR, 1RE, 2RE, 1SI, 2SI, 1UE, 2UE, 1MC, 2MC, 1GT, 2GT, 1IG, 2IG, 1IP, 2IP, 1MG, 2MG, 1MD, 2MD, 1VS, 2VS, 1IT, 2IT, 1SP and 2SP) in Post-Effective Amendment No. 6 to the Registration Statement (Form N-4, No. 333-79311) for the registration of the American Express Retirement Advisor Variable Annuity Contracts to be offered by IDS Life Insurance Company.






/s/  Ernst & Young LLP
----------------------
     Ernst & Young LLP
     Minneapolis, Minnesota
     August 6, 2001

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated February 8, 2001 with respect to the consolidated financial statements of IDS Life Insurance Company and to the use of our report dated March 23, 2001 with respect to the financial statements of IDS Life Variable Account 10 (comprised of subaccounts BC3, BD3, CR3, CM3, DE3, EM3, EI3, FI3, GB3, GR3, IE3, MF3, ND3, IV3, SC3, SA3, 3SR, 3RE, 3SI, 3UE, 3MC, 3GT, 3IG, 3IP, 3MG, 3MD, 3VS, 3IT and
3SP) in Post-Effective Amendment No. 6 to the Registration Statement (Form N-4, No. 333-79311) for the registration of the American Express Retirement Advisor Variable Annuity Contracts - Band 3 offered by IDS Life Insurance Company.






/s/  Ernst & Young LLP
----------------------
     Ernst & Young LLP
     Minneapolis, Minnesota
     August 6, 2001